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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-88036) and in the Registration Statement (Form S-3 No. 33-61940), as amended, and related Prospectus, of Methode Electronics, Inc. of our report dated June 20, 1995, with respect to the consolidated financial statements of Methode Electronics, Inc. included in this Annual Report (Form 10-K) for the year ended April 30, 1995.

                                          Ernst & Young LLP

Chicago, Illinois
July 27, 1995